LVIP Delaware Diversified Floating Rate Fund (the “Fund”) Supplement Dated December 12, 2012 to the Prospectus Dated April 30, 2012

This Supplement updates certain information in the Fund’s Prospectus. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your Prospectus and other important records.

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Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation

Investment Sub-Adviser: Delaware Management Company

Portfolio Managers	Company Title	Experience w/Fund

Paul Grillo	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since May 2010

Roger A. Early	Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy	Since May 2010

J. David Hillmeyer	Vice President, Portfolio Manager and Trader	Since May 2010

Adam H. Brown	Vice President, Portfolio Manager	Since April 2012

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Portfolio Managers

Paul Grillo, Roger Early, David Hillmeyer and Adam H. Brown, as members of the firm’s taxable fixed income team, have primarily responsibility for the Fund’s day-to-day portfolio management.

Paul Grillo, CFA, is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy with DMC, and is responsible for portfolio construction and strategic asset allocation. He is also a member of DMC’s asset allocation committee, which builds and manages multi-asset class portfolios. Mr. Grillo joined DMC in 1992 as a securities analyst, assuming portfolio management responsibilities in the mid-1990’s. He serves as co-lead portfolio manager for the firm’s Diversified Income products. Prior to joining DMC, Mr. Grillo served as a mortgage strategist and trader at Dreyfus Corporation. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Roger A. Early, CPA, CFA and CFP, is a Senior Vice President and Co-Chief Investment Officer - Total Return Fixed Income Strategy for DMC. Mr. Early rejoined DMC in March 2007 with primary responsibility for taxable fixed income portfolio construction and strategic asset allocation. During his previous time at the firm from 1994 to 2001, he was a senior portfolio manager in the taxable area, and left DMC as head of its U.S. investment grade fixed income group. He also has been a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial, and served as the chief investment officer for fixed income at Turner Investments. Mr. Early has a B.A. in economics from The Wharton School of the University of Pennsylvania and an MBA, with concentration in finance and accounting, from the University of Pittsburgh.

J. David Hillmeyer, CFA is Vice President, Portfolio Manager, and Trader with DMC. Mr. Hillmeyer has primary responsibility for portfolio construction and asset allocation of diversified floating rate strategies. In addition, he is responsible for bank loans and is a member of the fixed income trading team. Prior to joining DMC in August 2007, he worked for more than 11 years in various roles at Hartford Investment Management Company. Mr. Hillmeyer has a B.A. from Colorado State University.

Adam H. Brown, CFA, is a Vice President and Portfolio Manager with DMC. Prior to joining DMC in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, he spent more than nine years with Four Corners, where he was a co-portfolio manager on collateralized loan obligation funds and a senior research analyst supporting noninvestment grade portfolios. Mr. Brown has a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

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